UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

May 27, 2014

Date of Report (Date of earliest event reported)

DIODES INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	002-25577	95-2039518
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4949 Hedgcoxe Road, Suite 200 Plano, Texas		75024
(Address of principal executive offices)		(Zip Code)

(972) 987-3900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Executive Compensation

On May 27, 2014, the Compensation Committee of the Board of Directors of the Company, in connection with its annual review of executive compensation, (i) determined the base salaries of the Company’s principal executive officer, principal financial officer and three other most highly compensated executive officers effective June 1, 2014 (collectively, the “NEOs”) and (ii) granted non-qualified stock options (“NQSOs”) and restricted stock units (“RSUs”) to such NEOs as follows:

Name and Position	Base Salary	NQSOs (1)	RSUs (1)
Dr. Keh-Shew Lu President and Chief Executive Officer	$548,000	80,000	80,000
Richard D. White Chief Financial Officer, Secretary and Treasurer	$332,500	25,000	11,000
Mark A. King Senior Vice President, Sales and Marketing	$332,500	20,000	10,000
Joseph Liu Senior Vice President, Operations	$330,000	10,000	10,000
Francis Tang Vice President, Worldwide Discrete Products	$291,000	10,000	10,000

(1)

The NQSOs and RSUs were granted on May 27, 2014. Such NQSOs are first exercisable, and such RSUs will vest, in four equal annual installments, commencing May 26, 2015 and continuing thereafter on the following three anniversary dates of the first vesting date. The exercise price of the NQSOs is $27.92, which is the closing price of the Company’s common stock on May 27, 2014.

Board Compensation

On May 27, 2014, the Compensation Committee, in connection with its annual review of Board compensation, determined that Board compensation would remain unchanged. For 2014, (i) the annual cash retainer for each non-employee director would be $80,000; (ii) the additional annual cash retainer for the chairman and all other members of the Audit Committee would be $20,000 and $10,000, respectively; and (iii) the annual awards of RSUs to the Chairman of the Board, the Vice Chairman of the Board and all other non-employee directors would be 21,500, 14,700 and 4,300 shares, respectively. The RSUs for 2014 were granted on May 27, 2014 and will vest in four equal annual installments, commencing May 26, 2015 and continuing thereafter on the following three anniversary dates of the first vesting date. There will be no other payments for any director activities, except for reimbursement for all costs and expenses incurred for attendance at Board of Directors’ meetings. The Board of Directors of the Company, however, may modify such compensation for each director in the future.

Item 5.07	Submission of Matters to a Vote of Security Holders.

Results of the Annual Meeting

Diodes Incorporated (“the Company”) submitted to a vote of its security holders at its 2014 annual meeting of stockholders on May 27, 2014 for the following matters: (1) the election of seven persons to the Board of Directors, each to serve until the next annual meeting of stockholders and until their respective successors have been elected and qualified; (2) the approval of the Company’s executive compensation on an advisory basis; and (3) the ratification of the appointment of Moss Adams LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014.

1. Election of Directors

The final results of the number of votes cast for and withheld, as well as the number of broker non-votes, as to each nominee for the Board of Directors of the Company are as follows:

C.H. Chen	For:	24,294,359.32
	Withheld:	17,544,362.00
	Broker Non-Votes:	2,699,126.00
Michael R. Giordano	For:	40,086,888.32
	Withheld:	1,751,833.00
	Broker Non-Votes:	2,699,126.00
L.P. Hsu	For:	40,767,701.32
	Withheld:	1,071,020.00
	Broker Non-Votes:	2,699,126.00
Keh-Shew Lu	For:	40,520,766.32
	Withheld:	1,317,955.00
	Broker Non-Votes:	2,699,126.00
Raymond Soong	For:	24,498,889.32
	Withheld:	17,339,832.00
	Broker Non-Votes:	2,699,126.00
John M. Stich	For:	39,782,504.32
	Withheld:	2,056,217.00
	Broker Non-Votes:	2,699,126.00
Michael K.C. Tsai	For:	39,783,910.32
	Withheld:	2,054,811.00
	Broker Non-Votes:	2,699,126.00

2. Approval of Executive Compensation

The final results of the number of votes cast for and against, as well as the number of abstentions and broker non-votes, as to the approval of executive compensation on an advisory basis are as follows:

For:	31,635,541.32
Against:	8,289,850.00
Abstain:	1,913,330.00
Broker Non-Votes:	2,699,126.00

3. Ratification of Appointment of Independent Registered Public Accounting Firm

The final results of the number of votes cast for and against, as well as the number of abstentions and broker non-votes, as to the ratification of the appointment of Moss Adams LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014 are as follows:

For:	43,672,571.32
Against:	837,475.00
Abstain:	27,801.00
Broker Non-Votes:	0

Item 7.01	Regulation FD Disclosure.

On May 27, 2014, the Company held its 2014 annual meeting of stockholders. A copy of the presentation slides for the 2014 annual meeting of stockholders is furnished herewith as Exhibit 99.1 to this Report.

The information in this Item 7.01, including Exhibit 99.1, will not be treated as filed for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section. This information will not be incorporated by reference into a filing under the Securities Act of 1933, or into another filing under the Exchange Act, unless that filing expressly refers to specific information in this Report. The furnishing of the information in this Item 7.01 is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information in this Item 7.01 is material information that is not otherwise publicly available.

In the foregoing presentation, the Company utilized financial measures and terms not calculated in accordance with generally accepted accounting principles in the United States (“GAAP”) in order to provide stockholders with an alternative method for assessing its operating results in a manner that enables stockholders to more thoroughly evaluate its current performance as compared to past performance. The Company also believes these non-GAAP measures provide stockholders with a more informed baseline for modeling its future financial performance. The Company’s management uses these non-GAAP measures for the same purposes. The Company believes that its stockholders should have access to the same set of tools that it uses in analyzing its results. These non-GAAP measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for or superior to GAAP results. See Item 2.02 of to the Company’s Form 8-K, filed on May 13, 2014, for definitions of the non-GAAP financial measures, together with an explanation of why management uses these measures and why management believes that these non-GAAP financial measures are useful to stockholders, and tables that reconcile the non-GAAP financial measures utilized to GAAP financial measures.

Cautionary Information Regarding Forward-Looking Statements

Except for the historical and factual information contained in the accompanying slides attached as Exhibit 99.1 to this Report, the matters set forth therein are forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially, including, but are not limited to, such factors as may be detailed from time to time in the Company’s filings with the United States Securities and Exchange Commission. You should not place undue reliance on these forward-looking statements, which speak only as of the date of the presentation slides. The Company undertakes no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

99.1	Presentation slides for the 2014 annual meeting of stockholders

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 2, 2014	DIODES INCORPORATED

	By	/s/ Richard D. White
RICHARD D. WHITE
Chief Financial Officer

Index to Exhibits

Exhibit Number	Description

99.1	Presentation slides for the 2014 annual meeting of stockholders